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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Kaydon Corporation:


As independent public accountants, we hereby consent to the incorporation of our report dated May 18, 2001, included in this Form 11-K, into the Company's previously filed S-8 Registration Statement Number 2-89399.





ARTHUR ANDERSEN LLP

Detroit, Michigan,
     June 28, 2001.


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